                                                                  EXHIBIT 99.1.1
                   FORM OF LETTER OF TRANSMITTAL AND CONSENT

                                   AT&T CORP.

            TO TENDER AND GIVE CONSENT IN RESPECT OF ITS OUTSTANDING


               7.00% NOTES DUE MAY 15, 2005 (CUSIP NO. 001957AS8)


                   7.50% NOTES DUE 2006 (CUSIP NO. 001957AP4)


              7.75% NOTES DUE MARCH 1, 2007 (CUSIP NO. 001957AR0)

                   6.00% NOTES DUE 2009 (CUSIP NO. 001975AV1)
          8.125% DEBENTURES DUE JANUARY 15, 2022 (CUSIP NO. 001957AJ8)
           8.125% DEBENTURES DUE JULY 15, 2024 (CUSIP NO. 001957AK5)
                8.35% DEBENTURES DUE 2025 (CUSIP NO. 001957AQ2)
          8.625% DEBENTURES DUE DECEMBER 1, 2031 (CUSIP NO. 001957AL3)

            PURSUANT TO ITS EXCHANGE OFFER AND CONSENT SOLICITATION
              DESCRIBED IN THE PROSPECTUS DATED             , 2002

    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON          , 2002 UNLESS THE OFFER IS EXTENDED.

                 The Exchange Agent For The Exchange Offer Is:
                              THE BANK OF NEW YORK


 By Registered or Certified Mail:       Facsimile Transmissions:        By Overnight Delivery or Hand:
       The Bank of New York                  (212) 298-1915                  The Bank of New York
  Corporate Trust Reorganization                                        Corporate Trust Reorganization
                Unit                    To Confirm by Telephone                      Unit
      101 Barclay Street, 7E              or for Information:               101 Barclay Street, 7E
        New York, NY 10286               Toll Free 800 254-2826               New York, NY 10286
          Attn: Kin Lau                      (212) 815-3750                     Attn: Kin Lau


 For Broadband Eligible Notes Held In Luxembourg, The Luxembourg Exchange Agent
                                      Is:
                     THE BANK OF NEW YORK (LUXEMBOURG) S.A.

                     The Bank of New York (Luxembourg) S.A.
                        Aerogolf Center -- 1A, Hoehenhof
                        L-1736 Senningerberg, Luxembourg

                            Attn: Jacqueline Geisen


                           Telephone: 44 207 964 7306


                           Facsimile: 44 207 964 6399


     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT ("LETTER OF TRANSMITTAL") OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IF YOU HAVE QUESTIONS REGARDING COMPLETING THIS LETTER OF TRANSMITTAL, YOU MAY CONTACT THE INFORMATION AGENT:


               D.F. KING & CO., INC.                            D.F. KING (EUROPE) LIMITED
            77 WATER STREET, 20TH FLOOR                      2 LONDON WALL BUILDING, 2ND FLOOR
             NEW YORK, NEW YORK 10005                                 LONDON, EC2MSPP
  BANKS AND BROKERS CALL COLLECT: (212) 269-5550                TELEPHONE: 44 207 920 9700
            ALL OTHERS CALL TOLL FREE:
                  (866) 868-2409

     THE EXCHANGE OFFER IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET
FORTH IN THE PROSPECTUS DATED             , 2002 (AS AMENDED OR SUPPLEMENTED
FROM TIME TO TIME, THE "PROSPECTUS"), RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THIS LETTER OF TRANSMITTAL (WHICH TOGETHER WITH THE PROSPECTUS, CONSTITUTES THE "EXCHANGE OFFER.") CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS LETTER OF TRANSMITTAL SHALL HAVE THE MEANING GIVEN IN THE PROSPECTUS.

     HOLDERS OF BROADBAND ELIGIBLE NOTES WILL BE REQUIRED TO CONSENT TO THE NOTE AMENDMENT (AS DESCRIBED IN THE PROSPECTUS) AS A CONDITION TO A VALID TENDER, AND WILL BE DEEMED TO HAVE GIVEN SUCH CONSENT TO THE EXTENT THEIR NOTES ARE ACCEPTED FOR EXCHANGE. THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT TO THE NOTE AMENDMENT.

     THE EXCHANGE OFFER WITH RESPECT TO THE BROADBAND ELIGIBLE NOTES IS SUBJECT TO PRORATION AS DESCRIBED IN THE PROSPECTUS UNDER "DESCRIPTION OF THE EXCHANGE OFFER -- PRORATION."

     AMONG OTHER CONDITIONS TO THE EXCHANGE OFFER SET FORTH IN THE PROSPECTUS, NO BROADBAND ELIGIBLE NOTES OF A SERIES WILL BE ACCEPTED FOR EXCHANGE IN THE EXCHANGE OFFER UNLESS MORE THAN 50% OF THE PRINCIPAL AMOUNT OF THAT SERIES OF BROADBAND ELIGIBLE NOTES HAS BEEN VALIDLY TENDERED AND NOT WITHDRAWN BY THE EXPIRATION OF THE EXCHANGE OFFER FOR THAT SERIES.

     YOU MUST DELIVER THIS LETTER OF TRANSMITTAL AND THE CERTIFICATES FOR YOUR BROADBAND ELIGIBLE NOTES. Unless your Broadband Eligible Notes are held through The Depository Trust Company ("DTC"), this Letter of Transmittal should be accompanied by the certificates for the Broadband Eligible Notes (the "certificates"). If your Broadband Eligible Notes are held through DTC, tenders of Broadband Eligible Notes are to be made by book-entry transfer to an account maintained by The Bank Of New York (the "Exchange Agent") at DTC pursuant to the procedures set forth in "Description of the Exchange Offer -- Book-Entry Transfer" in the Prospectus and in this Letter of Transmittal, and you must submit this Letter of Transmittal unless in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, DTC will send an agent's message stating that DTC has received an express acknowledgement that you will become bound by the terms and conditions hereof as if you had completed, executed and delivered this Letter of Transmittal in accordance with the procedures established under ATOP. Holders of Broadband Eligible Notes whose certificates are not immediately available or who cannot deliver their certificates to the Exchange Agent prior to the expiration of the Exchange Offer, or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Broadband Eligible Notes according to the guaranteed delivery procedures set forth in "Description of the Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The exchange offer and consent solicitation are not being made to, nor will tenders be accepted from or on behalf of, holders in any jurisdiction in which the making or acceptance of the exchange offer or consent solicitation would not be in compliance with the laws of such jurisdiction.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:


-------------------------------------------------------------------------------------------------------------
                              DESCRIPTION OF BROADBAND ELIGIBLE NOTES TENDERED
                                  AND IN RESPECT OF WHICH CONSENT IS GIVEN
-------------------------------------------------------------------------------------------------------------
 THIS LETTER OF TRANSMITTAL IS BEING USED WITH RESPECT TO THE FOLLOWING SERIES OF BROADBAND ELIGIBLE NOTES
 (CHECK ONLY ONE):
     [ ]  7.00% NOTES DUE MAY 15, 2005 (CUSIP NO. 001957AS8)
     [ ]  7.50% NOTES DUE 2006 (CUSIP NO. 001957AP4)
     [ ]  7.75% NOTES DUE MARCH 1, 2007 (CUSIP NO. 001957AR0)
     [ ]  6.00% NOTES DUE 2009 (CUSIP NO. 001975AV1)
     [ ]  8.125% DEBENTURES DUE JANUARY 15, 2022 (CUSIP NO. 001957AJ8)
     [ ]  8.125% DEBENTURES DUE JULY 15, 2024 (CUSIP NO. 001957AK5)
     [ ]  8.35% DEBENTURES DUE 2025 (CUSIP NO. 001957AQ2)
     [ ]  8.625% DEBENTURES DUE DECEMBER 1, 2031 (CUSIP NO. 001957AL3)
 IF MORE THAN ONE SERIES OF BROADBAND ELIGIBLE NOTES ARE BEING TENDERED, YOU MUST RETURN A SEPARATE LETTER OF
 TRANSMITTAL FOR EACH SUCH SERIES OF BROADBAND ELIGIBLE NOTES.
-------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S), OR NAME OF
                      DTC PARTICIPANT
AND PARTICIPANT'S DTC ACCOUNT NUMBER IN WHICH SECURITIES ARE     BROADBAND ELIGIBLE NOTES TENDERED AND IN
                            HELD                                    RESPECT OF WHICH CONSENT IS GIVEN
                (MUST BE COMPLETED IF BLANK)                      (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT OF BROADBAND
                                                                              ELIGIBLE NOTES TENDERED AND IN
                                                               CERTIFICATE      RESPECT OF WHICH CONSENT IS
                                                                NUMBER(S)*      GIVEN (IF LESS THAN ALL)**
                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------
                                                               TOTAL AMOUNT
                                                                 TENDERED
-------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Broadband Eligible Notes may be tendered in whole or in part in denominations of $1,000 and multiples thereof. You must consent to the Note Amendment in respect of all Broadband Eligible Notes tendered by you. All Broadband Eligible Notes held shall be deemed tendered unless a lesser number is specified in this column.
-------------------------------------------------------------------------------------------------------------


           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED BROADBAND ELIGIBLE NOTES ARE BEING DELIVERED BY BOOK-
    ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
   -----------------------------------------------------------------------------

    DTC Account Number
   -----------------------------------------------------------------------------

    Transaction Code Number
   -----------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED BROADBAND ELIGIBLE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)
   -----------------------------------------------------------------------------

    Window Ticket Number (if any)
   -----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
   ---------------------------------------------------------------------

    Name of Institution which Guaranteed
   -----------------------------------------------------------------------------

    If Guaranteed Delivery is to be made By Book-Entry Transfer:
   ----------------------------------------------------------

    Name of Tendering Institution
   -----------------------------------------------------------------------------

    DTC Account Number
   -----------------------------------------------------------------------------

    Transaction Code Number
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE BROADBAND ELIGIBLE
    NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND CONSENT STATEMENT AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
   -----------------------------------------------------------------------------

    Address:
   -----------------------------------------------------------------------------


                           (COMPLETE ONLY IF APPLICABLE)



     AT&T will pay, in the amounts and on the terms and conditions set forth in the Prospectus, a retail solicitation fee to qualifying retail soliciting dealers (as described in the Prospectus).



     The above signed represents that the retail soliciting dealer that solicited and obtained this tender and consent is:



Name of Firm:

--------------------------------------------------------------------------------

                                 (PLEASE PRINT)



Name of Individual Broker:

--------------------------------------------------------------------------------


Telephone Number of Broker:

--------------------------------------------------------------------------------


Address:

--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

                               (INCLUDE ZIP CODE)

     If notes tendered by this Letter of Transmittal are held by the above signed as registered holder or DTC participant, specify below each beneficial owner of such notes whose tender and consent you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the depositary. If the space below is inadequate, attach a separate signed schedule using the same format.



                                                                       PRINCIPAL AMOUNT
                    NAME OF                                      OF BROADBAND ELIGIBLE NOTES
                BENEFICIAL OWNER                                      BENEFICIALLY OWNED
                ----------------                                 ---------------------------
------------------------------------------------       ------------------------------------------------

------------------------------------------------       ------------------------------------------------

------------------------------------------------       ------------------------------------------------

------------------------------------------------       ------------------------------------------------

------------------------------------------------       ------------------------------------------------
                                (ATTACH ADDITIONAL SHEET IF NECESSARY)



     The acceptance of compensation by such retail soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Prospectus; (c) in soliciting a tender and consent, it has used no solicitation materials other than those furnished by AT&T; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc., it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.



                     SOLICITATION FEE PAYMENT INSTRUCTIONS



Issue Check To:



Firm:

--------------------------------------------------------------------------------

                                   (PLEASE PRINT)



Attention:

--------------------------------------------------------------------------------


Address:

--------------------------------------------------------------------------------

       -------------------------------------------------------------------------


Phone Number:

--------------------------------------------------------------------------------


Taxpayer Identification or Social Security Number:

----------------------------------------------------------------------

Ladies and Gentlemen:


     The undersigned hereby tenders to AT&T Corp. ("the Company") the principal amount of the Company's 7.00% Notes Due May 15 2005, 7.50% Notes Due 2006, 7.75% Notes Due March 1, 2007, 6.00% Notes Due 2009, 8.125% Debentures Due January 15, 2022, 8.125% Debentures Due July 15, 2024, 8.35% Debentures Due 2025, or 8.625%
Debentures Due December 1, 2031 (the "Broadband Eligible Notes") specified above in the box titled "Description of Broadband Eligible Notes Tendered and In Respect of Which Consent is Given" in exchange for a like principal amount of 7.00% Broadband Exchange Notes Due May 15, 2005, 7.50% Broadband Exchange Notes Due June 1, 2006, 7.75% Broadband Exchange Notes Due March 1, 2007, 6.00% Broadband Exchange Notes Due March 15, 2009, 8.125% Broadband Exchange Notes Due January 15, 2022, 8.125% Broadband Exchange Notes Due July 15, 2024, 8.35% Debentures Due January 15, 2025, or 8.625% Broadband Exchange Notes Due December 1, 2031, as applicable, issued by the Company and AT&T Broadband Corp. ("Broadband") (the "Broadband Exchange Notes"), upon the terms and subject to the conditions set forth in the Exchange Offer.



     The undersigned understands and acknowledges that the Broadband Exchange Notes will be mandatorily exchanged, subject to and upon consummation of the combination of Comcast Corporation and the AT&T broadband business (the "AT&T Comcast Transaction", as defined in the Prospectus), at the applicable exchange
ratio determined as set forth in the Prospectus, for      % Notes Due 2013 or
     % Notes Due 2022 that will be primary obligations solely of Broadband, and that will be fully and unconditionally guaranteed by Comcast Cable Communications, Inc., AT&T Comcast Corporation, MediaOne Group, Inc. and AT&T Broadband, LLC, as described in the Prospectus under "Description of the Broadband Exchange Notes -- Mandatory Exchange Upon Completion of the AT&T Comcast Transaction."


     The undersigned understands and acknowledges that only up to the relevant proration percentage of each series of Broadband Eligible Notes set forth on the cover of the Prospectus will be accepted for exchange in the Exchange Offer, as described in the Prospectus under "Description of the Exchange
Offer -- Proration."

     The undersigned also hereby consents (the "Consent") to the proposed amendments described in the Prospectus (the "Note Amendment") to the indenture (the "AT&T Indenture"), dated as of September 7, 1990, between AT&T Corp. (the "Company") and The Bank of New York, as trustee (the "Trustee"), as amended, with respect to all or any portion of tendered Broadband Eligible Notes accepted for exchange in the Exchange Offer, upon the terms and subject to the conditions set forth in the Exchange Offer.

     Subject to and effective upon the acceptance for exchange of all or any portion (including any portion accepted due to proration) of the Broadband Eligible Notes tendered in the Exchange Offer in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment, which shall be disseminated in accordance with the requirements under the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such accepted Broadband Eligible Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the accepted Broadband Eligible Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver the Consents to the Note Amendment contained herein to the Company and the Trustee, (ii) deliver certificates for such Broadband Eligible Notes and all evidences of transfer and authenticity, or transfer ownership of, such Broadband Eligible Notes on the account books maintained by DTC, to or upon the order of the Company, (iii) present such Broadband Eligible Notes for transfer of ownership on the books of the Company, and (iv) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Broadband Eligible Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that (i) the undersigned has read and agrees to all of the terms of the Exchange Offer, (ii) the undersigned
(1) has full power and authority to tender, exchange, sell, assign and transfer the Broadband Eligible Notes tendered hereby and (2) either has full power and authority to Consent to the Note Amendment or is delivering a duly executed Consent from a person or entity having such power and authority; and (iii) that, when the Broadband Eligible Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Broadband Eligible Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to effect the Note Amendment and/or to complete the exchange, assignment and transfer of the Broadband Eligible Notes tendered hereby.

     If any tendered Broadband Eligible Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Broadband Eligible Notes than are tendered or accepted for exchange, certificates for such unaccepted or non-exchanged Broadband Eligible Notes will be returned (or, in the case of Broadband Eligible Notes tendered by book-entry transfer, such Broadband Eligible Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Broadband Eligible Notes pursuant to any one of the procedures described in "Description of the Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions to this Letter of Transmittal will, upon the Company's acceptance for exchange of any Broadband Eligible Notes tendered and not validly withdrawn, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a DTC participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such DTC participant shall be bound by all of the terms and conditions of this Letter of Transmittal, including without limitation, the Consent. The undersigned recognizes that the Exchange Offer is subject to various conditions described in the Prospectus, and that as a result the Company may not be required to accept for exchange any of the Broadband Eligible Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Broadband Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Broadband Eligible Notes, that such Broadband Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Broadband Eligible Notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Broadband Eligible Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Broadband Exchange Notes to the undersigned at the address shown below the undersigned's signature.

     By tendering Broadband Eligible Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, the undersigned hereby represents and agrees that the undersigned is not an "affiliate" of the Company. By tendering Broadband Eligible Notes pursuant to the exchange offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Broadband Eligible Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (i) the Broadband Eligible Notes held by the broker-dealer are held only as a nominee, or (ii) such Broadband Eligible Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Broadband Exchange Notes (or New Broadband Notes received in exchange for such Broadband Exchange Notes), provided that, by so acknowledging and by delivering a prospectus, such broker-dealer is not agreeing that it may be deemed to be an "underwriter" within the meaning of the Securities Act.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
  (SEE INSTRUCTIONS 2, 5 AND 6; SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY
                                 INSTRUCTION 2)

     The signature line below must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Broadband Eligible Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If the signature provided below is by an attorney-in-fact, executor, administrator, trustee, guardian or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

Signature
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
                              (SIGNATURE(S) OF HOLDER(S))

Name(s)
--------------------------------------------------------------------------------
                                     (PLEASE PRINT)

Date
------------------------------------, 20

Capacity or Title
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
             (PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Date
------------------------------------, 20

Capacity or Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------
                                      (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if the Broadband Exchange Notes are to be issued in the name of someone other than the registered holder of the Broadband Eligible Notes whose name(s) appear(s) above.

                            ISSUE NEW SECURITIES TO:

Name
----------------------------------------------

------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------

------------------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
             (PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 HEREIN)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if Broadband Exchange Notes are to be sent to someone other than the registered holder of the Broadband Eligible Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

                            MAIL NEW SECURITIES TO:

Name
----------------------------------------------

------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------

------------------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
             (PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 HEREIN)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if certificates are to be forwarded herewith and, unless your tenders are to be made pursuant to the procedures for tender by book entry transfer set forth in "Description of the Exchange Offer -- Book Entry Transfer," should be accompanied by the certificates for the Broadband Eligible Notes. If tenders are to be made pursuant to the procedures for tender by book-entry transfer and in accordance with the ATOP procedures established by DTC, a tendering holder will become bound by the terms and conditions hereof, including the Consent to the Note Amendment described in the Prospectus, in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Broadband Eligible Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), unless not required because the tendering holder will be bound by the terms and conditions hereof in accordance with the ATOP procedures, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration of the Exchange Offer.

     Holders who wish to tender their Broadband Eligible Notes and (i) whose Broadband Eligible Notes are not immediately available or (ii) who cannot deliver their Broadband Eligible Notes to the Exchange Agent prior to the expiration of the Exchange Offer or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Broadband Eligible Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "Description of the Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile) thereof and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to the expiration of the Exchange Offer; and (iii) the certificates or a book-entry confirmation (as defined in the Prospectus) representing all tendered Broadband Eligible Notes, in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "Description of the Exchange
Offer -- Guaranteed Delivery Procedures" in the Prospectus.


     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Broadband Eligible Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a duly executed Notice of Guaranteed Delivery prior to the expiration of the Exchange Offer. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or other eligible institution under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


     THE METHOD OF DELIVERY OF BROADBAND ELIGIBLE NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR BROADBAND ELIGIBLE NOTES SHOULD BE SENT TO THE COMPANY OR ANY OTHER PARTY OTHER THAN THE EXCHANGE AGENT.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), or agreeing to be bound by the terms of this Letter of Transmittal by means of the DTC's ATOP procedures in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. The signature(s) on this Letter of Transmittal (as described in Instruction 5) must be guaranteed by an Eligible Institution meeting the requirements of the Exchange Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Exchange Agent in addition to, or in substitution for, STAMP (a "Eligible Signature Guarantor"), in accordance with the Exchange Act, unless:


          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any DTC participant whose name appears on a security position listing as the owner of the Broadband Eligible Notes) of Broadband Eligible Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Broadband Eligible Notes are tendered for the account of a firm that is an Eligible Institution.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Broadband Eligible Notes Tendered and In Respect of Which Consent is Given" is inadequate, the certificate number(s) and/or the principal amount of Broadband Eligible Notes tendered and with respect to which Consent is given, and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Broadband Eligible Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Broadband Eligible Notes which are to be tendered in the box entitled "Principal Amount of Broadband Eligible Notes Tendered and In Respect of which Consent is Given (if less than all)." In such case, new certificate(s) for the remainder of the Broadband Eligible Notes that were evidenced by your old certificate(s) will only be sent to the holder of the AT&T Eligible Note, promptly after the expiration of the Exchange Offer. All Broadband Eligible Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Broadband Eligible Notes may be withdrawn at any time prior to the expiration of the Exchange Offer. In order for a withdrawal to be effective prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus prior to the expiration of the Exchange Offer. Any such notice of withdrawal must specify the name of the person who tendered the Broadband Eligible Notes to be withdrawn, identify the Broadband Eligible Notes to be withdrawn (including the principal amount of such Broadband Eligible Notes) and (where certificates for Broadband Eligible Notes have been transmitted) specify the name in which such Broadband Eligible Notes are registered, if different from that of the withdrawing holder. If certificates for the Broadband Eligible Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Broadband Eligible Notes to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Signature Guarantor, unless such holder is an Eligible Institution. If Broadband Eligible Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "Description of the Exchange Offer -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Broadband Eligible Notes and otherwise comply with the procedures of such facility. Broadband Eligible Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under "Description of the Exchange Offer -- Procedures for Tendering."


     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and AT&T Comcast, whose determination shall be final and binding on all parties. Any Broadband Eligible Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Broadband Eligible Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus under "Description of the Exchange
Offer -- Book-Entry Transfer," such Broadband Eligible Notes will be credited to an account maintained with DTC for the Broadband Eligible Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.


     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Broadband Eligible Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Broadband Eligible Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Broadband Eligible Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Broadband Eligible Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless Broadband Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Broadband Eligible Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Broadband Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Broadband Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Broadband Eligible Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.


     7. IRREGULARITIES. The Company and AT&T Comcast will determine, in their sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Broadband Eligible Notes, which determination shall be final and binding. The Company and AT&T Comcast reserve the absolute right to reject any and all tenders of any particular Broadband Eligible Notes not properly tendered or to not accept any particular Broadband Eligible Notes which acceptance might, in the judgment of the Company and AT&T Comcast or their counsel, be unlawful. The Company and AT&T Comcast also reserve the absolute right, in their sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Broadband Eligible Notes either before or after the expiration of the Exchange Offer (including the right to waive the ineligibility of any holder who seeks to tender Broadband Eligible Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Broadband Eligible Notes either before or after the expiration of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) by the Company and AT&T Comcast shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Broadband Eligible Notes for exchange must be cured within such reasonable period of time as the Company and AT&T Comcast shall determine. None of the Company, AT&T Comcast, the Exchange Agent or any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Broadband Eligible Notes for exchange, nor shall any of them incur any liability for failure to give such notification.


     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the cover of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Broadband Eligible Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     10. BACKUP U.S. FEDERAL INCOME TAX WITHHOLDING. To prevent U.S. federal backup withholding tax on any payments of cash pursuant to the Exchange Offer, a holder tendering Broadband Eligible Notes in the Exchange Offer must, unless an exemption applies, provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such holder is not subject to backup withholding tax. If a holder does not provide such holder's correct TIN, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such holder and any payment of cash to such holder pursuant to the Exchange Offer may be subject to backup withholding tax of 30%.

     Backup withholding tax is not an additional tax. Rather the amount of the backup withholding tax can be credited against the federal income tax liability of the person subject to the backup withholding tax, provided that the required information is given to the IRS. If backup withholding tax results in an overpayment of tax, a refund can be obtained by the holder.

     The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Broadband Eligible Notes. If the Broadband Eligible Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding tax. Foreign holders should complete and sign the main signature form and an IRS Form W-8BEN, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding tax.

     11. SECURITY TRANSFER TAXES. Holders who tender their Broadband Eligible Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register Broadband Exchange Notes in the name of or request that Broadband Eligible Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
         OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
                DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                 PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

------------------------------------------------------------------------------------------------------------------------
                                                PAYER'S NAME: AT&T CORP.
------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   PART 1: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
 FORM W-9                     CERTIFY BY SIGNING AND DATING BELOW.                       ------------------------------
                                                                                         Social Security Number(s) or
                                                                                         Taxpayer Identification
                                                                                         Number(s)
                             -------------------------------------------------------------------------------------------
                              PART 2: Check the box if you are NOT subject to backup withholding because (a) you are
 DEPARTMENT OF THE TREASURY,  exempt from backup withholding, (b) you have not been notified by the Internal Revenue
 INTERNAL REVENUE SERVICE     Service (the "IRS") that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer
 PAYER'S REQUEST FOR          subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident
 TAXPAYER IDENTIFICATION      alien). [ ]
 NUMBER ("TIN")              -------------------------------------------------------------------------------------------
                              PART 3: Awaiting TIN [ ]
                             -------------------------------------------------------------------------------------------
                              PART 4: Exempt TIN [ ]
------------------------------------------------------------------------------------------------------------------------
 Certification: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, ACCURATE
 AND COMPLETE.



 Signature ---------------------------------------------------------------------------   Date: ------------------------



Name -------------------------------------------------------------------------------------------------------------------
(PLEASE PRINT)
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld.

Signature                                                       Date: -----------------------
------------------------------------------------------------
Name
------------------------------------------------------------
(PLEASE PRINT)